UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 28, 2021

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 28, 2021, Main Street Capital Corporation (“Main Street”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among Main Street and RBC Capital Markets, LLC, as representative of the underwriters named in Schedule A thereto, in connection with the issuance and sale of an additional $200,000,000 in aggregate principal amount (the “Offering”) of Main Street’s 3.00% notes due 2026 (the “New Notes”). The New Notes will be issued as additional notes under the Fifth Supplemental Indenture, dated January 14, 2021, between Main Street and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to the indenture, dated April 2, 2013, between Main Street and the Trustee (the “Base Indenture” and, together with the Fifth Supplemental Indenture, the “Indenture”), pursuant to which, on January 14, 2021, Main Street issued $300,000,000 in aggregate principal amount of its 3.00% notes due 2026 (the “Existing 2026 Notes” and, together with the New Notes, the “Notes”). The New Notes will be treated as a single series with the Existing 2026 Notes under the Indenture and will have the same terms as the Existing 2026 Notes, other than the issue date and offering price.

The New Notes will mature on July 14, 2026 and may be redeemed in whole or in part at Main Street’s option at any time or from time to time at the redemption price set forth in the Indenture. The New Notes will bear cash interest from July 14, 2021, at an annual rate of 3.00% payable semiannually on January 14 and July 14 of each year, beginning on January 14, 2022. The New Notes will have the same CUSIP number and will be fungible and rank equally with the Existing 2026 Notes. Upon the issuance of the New Notes, the outstanding aggregate principal amount of Main Street’s 3.00% notes due 2026 will be $500,000,000. The New Notes will be direct unsecured obligations of Main Street and rank equally in right of payment with Main Street’s existing and future unsecured indebtedness but effectively subordinated to all of Main Street’s outstanding and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, and structurally subordinated to the debt and other obligations of any of Main Street’s subsidiaries, financing vehicles or similar facilities.

The Indenture contains certain covenants, including covenants requiring Main Street to comply with the asset coverage requirements of Section 18(a)(1)(A), as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, whether or not it is subject to those requirements (but giving effect to exemptive relief granted to Main Street by the Securities and Exchange Commission (the “SEC”)), and to provide financial information to the holders of the Notes and the Trustee if Main Street is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

In addition, on the occurrence of a “change of control repurchase event,” as defined in the Indenture, holders of the Notes will have the right, at their option, to require Main Street to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

The Offering was made pursuant to Main Street’s effective shelf registration statement on Form N-2 (Registration No. 333-231146) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated September 28, 2021 and a final prospectus supplement dated September 28, 2021. The closing of the Offering is subject to customary closing conditions, and the New Notes are expected to be delivered and paid for on October 1, 2021. The net proceeds to be received by Main Street are estimated to be approximately $201.9 million, after deducting the underwriting discounts and estimated offering expenses payable by Main Street. Main Street intends to initially use the net proceeds from the Offering to repay outstanding debt under its credit facility.

The foregoing description of the Underwriting Agreement and the New Notes does not purport to be complete and is qualified in its entirety by reference to (i) the full text of the Underwriting Agreement filed with this Current Report on Form 8-K as Exhibit 1.1, which is incorporated herein by reference, (ii) the full text of the Fifth Supplemental Indenture and the accompanying Form of 3.00% Notes due 2026, forms of which are filed as Exhibits 4.1 and 4.2, respectively, to Main Street’s Current Report on Form 8-K filed on January 14, 2021 (File No. 1-33723), both of which are incorporated herein by reference, and (iii) the full text of the Base Indenture, a form of which is filed as Exhibit (d)(6) to Main Street’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-2 filed on March 28, 2013 (Reg. No. 333-183555), which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated September 28, 2021, between Main Street Capital Corporation and RBC Capital Markets, LLC, as representative of the underwriters named in Schedule A thereto
4.1

Fifth Supplemental Indenture, dated January 14, 2021, between Main Street Capital Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (previously filed as Exhibit 4.1 to Main Street Capital Corporation’s Current Report on Form 8-K filed on January 14, 2021 (File No.1-33723))

4.2	Form of 3.00% Notes due 2026 (contained in the Fifth Supplemental Indenture incorporated by reference as Exhibit 4.1 hereto)
5.1	Opinion of Dechert LLP, dated September 30, 2021
23.1	Consent of Dechert LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: September 30, 2021	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel